Exhibit 10.19.2

1

KEY EMPLOYEE DEFERRED COMPENSATION PLAN
OF
CONOCOPHILLIPS
TITLE II
(Effective for benefits earned or vested after

December 31, 2004)
2020 AMENDMENT AND RESTATEMENT

The Key

Employee Deferred

Compensation Plan

of ConocoPhillips,

Title

II (“Title

II”),
is

hereby

amended

and

restated

effective

as

of

January

1,

2020

(except

where

another
date is specified herein with regard to a particular provision).

Immediately prior to effectiveness of this 2020 Amendment and Restatement, Title

II was
and

remains

subject

to

the

2013

Restatement

of

the

Key

Employee

Deferred
Compensation

Plan

of

ConocoPhillips,

Title

II,

which

was

effective

as

of

January

1,
2013,

together

with

the

First

Amendment

to

Title

II

of

the

Key

Employee

Deferred
Compensation Plan of ConocoPhillips (2013 Restatement), effective October 30, 2019.

Preamble

The purpose of this Plan is

to attract and retain key employees

by providing them with an
opportunity

to

defer

receipt

of

cash

amounts

which

otherwise

would

be

paid

to

them
under various compensation programs or plans by a Participating Subsidiary.

Title I of the Plan is effective with regard to benefits earned and vested prior to January 1,
2005, while

Title

II of

the Plan

is effective

with regard

to benefits

earned or

vested after
December 31, 2004.

Gains, losses, earnings, or expenses shall be

allocated to the Title of
the Plan

to which

the underlying

obligations giving

rise to

them are

allocated.

The Plan
is sponsored and maintained by ConocoPhillips Company.

This Title

II of the

Plan is intended

(1) to comply

with Code section

409A, as enacted

as
part of the

American Jobs Creation

Act of 2004,

and official

guidance issued thereunder,

Exhibit 10.19.2

and (2)

to be

“a plan

which is

unfunded and

is maintained

by an

employer primarily

for
the

purpose

of

providing

deferred

compensation

for

a

select

group

of

management

or
highly

compensated

employees”

within

the

meaning

of

sections

201(2),

301(a)(3),

and
401(a)(1) of ERISA.

Notwithstanding any other

provision of this

Plan, this Plan

shall be
interpreted, operated, and administered in a manner consistent with these intentions.

Section 1.

Definitions.

For

purposes

of

the

Plan,

the

following

terms,

as

used

herein,

shall

have

the

meaning
specified:
(a)

“Award”

shall

mean

the

United

States

cash

dollar

amount

(i)

allotted

to

an
Employee

under

the

terms

of

an

Incentive

Compensation

Plan

or

a

Long

Term
Incentive

Plan,

or

(ii)

required

to

be

credited

to

an

Employee’s

Deferred
Compensation

Account

pursuant

to

the

terms

of

an

Award

or

of

an

Incentive
Compensation

Plan,

the

Long

Term

Incentive

Compensation

Plan,

the

Strategic
Incentive

Plan,

a

Long

Term

Incentive

Plan,

or

any

similar

plans,

or

any
administrative

procedure

adopted

pursuant

thereto,

or

(iii)

credited

as

a

result

of
an Employee’s voluntary reduction of Salary,

or (iv) any other amount determined
by the Committee to be an Award under the Plan.
(b)

“Beneficiary”

shall

mean

a

person

or

persons

or

the

trustee

of

a

trust

for

the
benefit

of

a

person

designated

by

a

Participant

to

receive,

in

the

event

of

death,
any

unpaid

portion

of

a

Participant's

Benefits

from

this

Plan,

as

provided

in
Section 8.
(c)

“Benefit”

shall

mean

an

obligation

of

the

Company

to

pay

amounts

from

the
Plan.
(d)

“Board”
shall

mean

the

Board

of

Directors

of

the

Company,

as

it

may

be
comprised from time to time.
(e)

“Code”

shall mean the

Internal Revenue Code

of 1986,

as amended from

time to
time, or any successor statute.
(f)

“Committee”

shall mean the Nonqualified Plans Benefit

Committee as appointed
from

time

to

time

by

the

Board;

provided,

however,

that

until

a

successor

is

Exhibit 10.19.2

appointed by

the Board,

the individual

serving as

the Company’s

Vice

President
with responsibility over human resources shall be sole member of the Committee.
(g)

“Company”

shall

mean

ConocoPhillips

Company,

a

Delaware

corporation,

or
any successor corporation.

The Company is a subsidiary of ConocoPhillips.
(h)

“ConocoPhillips”

shall

mean

ConocoPhillips,

a

Delaware

corporation,

or

any
successor

corporation.

ConocoPhillips

is

a

publicly

held

corporation

and

the
parent of the Company.
(i)

“Controlled Group”

shall mean ConocoPhillips and its Subsidiaries.
(j)

“Deferred

Compensation

Account”

shall

mean

an

account

established

and
maintained

for

each

Participant

in

which

is

recorded

the

amounts

of

Awards
deferred by a

Participant, the deemed

gains, losses,

earnings, or expenses

accrued
thereon,

and

payments

made

therefrom

all

in

accordance

with

the

terms

of

the
Plan.
(k)

“Distribution”

shall

have

the

same

meaning

as

that

set

forth

in

the

Employee
Matters

Agreement

by

and

between

ConocoPhillips

and

Phillips

66

dated

as

of
April 26, 2012.
(l)

“Effective Time”

shall have

the same

meaning as

that set

forth in

the Employee
Matters

Agreement

by

and

between

ConocoPhillips

and

Phillips

66

dated

as

of
April 26, 2012.
(m)

“Election

Form”

shall mean

a

written

form,

including

one

in

electronic

format,
provided by

the Plan

Administrator pursuant

to which

a Participant

may elect

the
time and form of payment of his or her Benefits under the Plan.
(n)

“Eligible

Employee”

shall

mean

an

Employee

who

is

eligible

to

receive

an
Award

and at the time

of the Award

is classified as a

ConocoPhillips salary grade
19 or above or any equivalent salary grade at a Participating Subsidiary.
(o)

“Employee”

shall

mean

any

individual

who

is

a

salaried

employee

of

the
Company or any Participating Subsidiary.
(p)

“ERISA”

shall mean

the Employee

Retirement Income

Security Act

of 1974,

as
amended from time to time, or any successor statute.
(q)

“Exchange

Act”

shall

mean

the

Securities

Exchange

Act

of

1934,

as

amended
and in effect from time to time, or any successor statute.
(r)

“Fair Market Value”

shall mean the

value described in the

applicable provision

Exhibit 10.19.2

of Section 4(a).
(s)

“Heritage

Conoco

Employee”

shall

mean

an

individual

employed

by

Conoco
Inc., Conoco Pipe

Line Company,

or Louisiana Gas Systems

Inc. prior to January
1,

2003;

provided,

however,

that

an

individual

who

has

been

terminated

from
employment with a

member of the

Controlled Group at

any time and

rehired by a
member of

the Controlled

Group after

January 1,

2003, shall

not be

considered a
Heritage Conoco Employee for purposes of this Plan.
(t)

“Incentive

Compensation

Plan”

shall

mean

the

ConocoPhillips

Variable

Cash
Incentive

Program,

the

Incentive

Compensation

Plan

of

Phillips

Petroleum
Company,

the

Annual

Incentive

Compensation

Plan

of

Phillips

Petroleum
Company,

the

Special

Incentive

Plan

for

Former

Tosco

Executives,

the

Conoco
Inc.

Global

Variable

Compensation

Plan,

or

a

similar

plan

of

a

Participating
Subsidiary, or any similar or successor plans, or all, as the context may require.
(u)

“Long-Term

Incentive

Compensation

Plan”

shall

mean

the

Long-Term
Incentive

Compensation

Plan

of

Phillips

Petroleum

Company,

which

was
terminated December 31, 1985.
(v)

“Long-Term

Incentive Plan”

shall mean the

ConocoPhillips Performance

Share
Program,

the

ConocoPhillips

Executive

Restricted

Stock

Unit

Program,

the
ConocoPhillips

Restricted

Stock

Unit

Program,

the

Phillips

Petroleum

Company
Long-Term

Incentive

Plan,

or

a

similar

or

successor

plan

of

any

of

them,
established under an Omnibus Securities Plan.
(w)

“Omnibus

Securities

Plan”

shall

mean

the

2014

Omnibus

Stock

and
Performance

Incentive

Plan

of

ConocoPhillips,

the

2011

Omnibus

Stock

and
Performance

Incentive

Plan

of

ConocoPhillips,

the

2009

Omnibus

Stock

and
Performance

Incentive

Plan

of

ConocoPhillips,

the

2004

Omnibus

Stock

and
Performance Incentive Plan

of ConocoPhillips, the

2002 Omnibus Securities

Plan
of

Phillips

Petroleum

Company,

the

Omnibus

Securities

Plan

of

Phillips
Petroleum

Company,

the

1998

Stock

and

Performance

Incentive

Plan

of
ConocoPhillips,

the

1998

Key

Employee

Stock

Plan

of

ConocoPhillips,

or

a
similar or successor plan of any of them.
(x)

“Participant”

shall mean

a person

for whom

a Deferred

Compensation Account
is maintained.

Exhibit 10.19.2

(y)

“Participating

Subsidiary”

shall

mean

a

Subsidiary

that

has

adopted

one

or
more

plans

making

participants

eligible

for

participation

in

this

Plan

and

one

or
more Employees of which are Potential Participants.
(z)

“Plan”
shall

mean

the

Key

Employee

Deferred

Compensation

Plan

of
ConocoPhillips.

The Plan is sponsored and maintained by the Company.
(aa)

“Plan Administrator”

shall mean the Committee.
(bb)

“Plan Year

”
shall mean January 1 through December 31.
(cc)

“Potential Participant”

shall mean

a person

who has

received a

notice specified
in Section 2.
(dd)

“Restricted Stock”

and
“Restricted Stock Units”

shall mean respectively shares
of

Stock

and

units

each

of

which

shall

represent

a

hypothetical

share

of

Stock,
which have certain restrictions attached to the ownership thereof or the delivery of shares pursuant thereto.
(ee)

“Retirement”

or
“Retire”

or
“Retiring”

shall

mean

Separation

from

Service
from the Controlled

Group on or

after age 55

or above and

on or after

the earliest
early

retirement

date

as

defined

in

applicable

title

of

the

ConocoPhillips
Retirement Plan or of the applicable retirement plan of a Participating Company.
(ff)

“Schedule

A

Employee”

shall

mean

an

Employee

whose

name

appears

in
Schedule A attached to and made a part of this Plan.
(gg)

“Separation

from

Service”

shall

mean

the

date

on

which

the

Participant
separates

from

service

with

the

Controlled

Group

within

the

meaning

of

Code
section 409A, whether

by reason of

death, disability,

retirement, or otherwise.

In
determining Separation

from Service,

with regard

to a

bona fide leave

of absence
that is

due to

any medically

determinable physical

or mental

impairment that

can
be expected to result in

death or can be expected

to last for a continuous

period of
not

less

than

six

months,

where

such

impairment

causes

the

Employee

to

be
unable

to

perform

the

duties

of

his

or

her

position

of

employment

or

any
substantially similar

position of

employment, a

29-month period

of absence

shall
be

substituted

for

the

six-month

period

set

forth

in

section

1.409A-1(h)(1)(i)

of
the regulations issued under section 409A of the Code, as allowed thereunder.
(hh)

“Settlement

Date”

shall

mean

the

date

on

which

all

acts

under

an

Incentive
Compensation

Plan,

a

Long-Term

Incentive

Plan,

or

the

Long-Term

Incentive

Exhibit 10.19.2

Compensation

Plan

or

actions

directed

by

the

Committee,

as

the

case

may

be,
have

been

taken

which

are

necessary

to

make

an

Award

payable

to

the
Participant.
(ii)

“Salary”

shall mean

the monthly

equivalent rate

of pay

for

an Employee

before
adjustments for any before-tax voluntary reductions.
(jj)

“Stock”

means shares of common stock of ConocoPhillips, par value $.01.
(kk)

“Strategic Incentive Plan”

shall mean the Strategic

Incentive Plan portion of the
1986

Stock

Plan

of

Phillips

Petroleum

Company,

of

the

1990

Stock

Plan

of
Phillips

Petroleum

Company,

of

the

Phillips

Petroleum

Company

Omnibus
Securities Plan, and of any successor plans of similar nature.
(ll)

“Subsidiary”
shall mean any corporation

or other entity that

is treated as a

single
employer

with

ConocoPhillips

under section

414(b),

(c),

or

(m)

of

the

Code.

In
applying section

1563(a)(1), (2),

and (3)

of the

Code for

purposes of

determining
a

controlled

group

of

corporations

under

section

414(b)

of

the

Code

and

for
purposes of

determining trades

or businesses

(whether or

not incorporated)

under
common

control

under

regulation

section

1.414(c)-2

for

purposes

of

section
414(c) of the Code, the language

“at least 80%” shall

be used without substitution
as allowed under regulations pursuant to section 409A of the Code.
(mm)

“Trustee”

shall mean the trustee of

the grantor trust established

for this Plan by a
trust agreement between the Company and the trustee, or any successor trustee.

Section 2.

Notification of Potential Participants.

(a)

Incentive

Compensation

Plan.

Each

Plan

Year

after

2008,

at

such

times

as

the
Plan

Administrator

may

determine,

Eligible

Employees

who

are

expected

to

be
eligible to receive an Award

for the immediately following calendar year under an
Incentive Compensation

Plan will

be notified

and given

the opportunity

to make
an

election,

using

the

Election

Form

or

in

such

other

manner

prescribed

by

the
Plan

Administrator,

to

defer

all

or

part

of

such

Award

(although

with

regard

to
deferral

of

an

Award

from

the

Performance

Share

Program

for

Performance
Period XI [2013 -2015], an election may defer either none or all of the Award,

not
a part less than all thereof); provided, however, that

in the case of an Award

under

Exhibit 10.19.2

an

Incentive

Compensation

Plan

determined

by

the

Plan

Administrator

to

be
"performance-based

compensation"

under

Code

section

409A,

the

Plan
Administrator

may

delay

the

notification

and

opportunity

to

make

an

election
until no later than June 30 of the year for which the Award

is to be made.

(b)

Salary

Reduction.

With

regard

to

each

Plan

Year,

at

such

times

as

the

Plan
Administrator may

determine, Eligible

Employees on

the U.S.

dollar payroll

will
be

notified

and

given

the

opportunity

to

make

an

election,

using

the

Election
Form

or

in

such

other

manner

prescribed

by

the

Plan

Administrator,

to

make

a
voluntary reduction

of Salary

for each

pay period

of the

following calendar

year,
in

which

case

the

Company

will

credit

a

like

amount

as

an

Award

hereunder,
provided

that

the

amount

of

such

voluntary

reduction

shall

not

be

less

than

1%
nor more than 50% of the Eligible Employee’s Salary per pay period.
(c)

Long-Term

Incentive Plan.

With

regard to

each

Plan

Year,

at

such

times

as

the
Plan Administrator may

determine, Employees who

are expected to

be eligible

to
receive an Award

for services rendered

during a performance

period beginning in
the

immediately

following

calendar

year

under

a

Long-Term

Incentive Plan

will
be

notified

and

given

the

opportunity

to

make

an

election,

using

the

Election
Form or in such other manner prescribed by the

Plan Administrator, to defer

all or
part of such Award

;

provided, that this

paragraph shall not apply

to Awards

made
under the

Restricted

Stock Unit

Program or

its

predecessor,

the Restricted

Stock
Program;

and

provided,

further,

that

this

paragraph

shall

be

effective

only

with
regard

to

Awards

made

pursuant

to

the

Performance

Share

Program

for
performance

periods

beginning

in

2013

or

thereafter;

and

provided,

further,

that
this

paragraph

shall

be

effective

with

regard

to

Awards

made

pursuant

to

the
Executive Restricted Stock

Unit Program in

2018 and

2019 but

shall not

apply to
Awards

made

pursuant

to

the

Executive

Restricted

Stock

Unit

Program

for
Awards made

after December 31, 2019

Section 3.

Election to Defer Award or Reduce Salary.

(a)

Incentive Compensation

Plan.

If a

Potential Participant

elects to

defer under

this
Plan

all

or

any

part

of

the

Award

to

which

a

notice

received

under

Section

2(a)

Exhibit 10.19.2

pertains,

the

Potential

Participant

must

make

such

election,

using

the

Election
Form or

in such

other manner

prescribed by

the

Plan Administrator,

which must
be

received

on

or

before

December

31

of

the

year

in

which

said

Section

2(a)
notice

was

received

(or

at

such

earlier

time

as

may

be

prescribed

by

the

Plan
Administrator).

The

Potential

Participant's

election

shall

become

irrevocable

on
December 31 of the year in which said Section 2(a) notice was received (except in the

case

of

an

election

for

an

Award

under

an

Incentive

Compensation

Plan
determined

by

the

Plan

Administrator

to

be

"performance-based

compensation"
under Code section 409A,

the election shall become

irrevocable on June 30

of the
year

for

which

the

Award

is

to

be

made,

if

so

designated

by

the

Plan
Administrator),

subject

to

the

provisions

Section

5(d).

If

an

election

is

not
properly

made

and

timely

received,

the

Potential

Participant

will

be

deemed

to
have

elected

to

receive

and

not

to

defer

any

such

Incentive

Compensation

Plan
Award.
(b)

Salary Reduction.

If a

Potential Participant

elects to

voluntarily reduce

Salary to
which

a

notice

received

under

Section

2(b)

pertains

and

receive

an

Award
hereunder

in

lieu

thereof,

the

Potential

Participant

must

make

an

election,

using
the Election

Form or

in such

other manner

prescribed by

the Plan

Administrator,
which must be received on or before

December 31 (or such earlier time as

may be
prescribed by

the

Plan Administrator)

prior to

the

beginning of

the

Plan Year

of
the

elected

deferral.

Such

election

must

be

in

writing

signed

by

the

Potential
Participant

and

must

state

the

amount

of

the

salary

reduction

the

Potential
Participant

elects.

Such

election

becomes

irrevocable

on

December

31

prior

to
the

beginning

of

the

Plan

Year,

subject

to

the

provisions

Section

5(d).

If

an
election is not properly made and timely received, the Potential

Participant will be
deemed to have elected to receive and not to defer any such Salary.
(c)

Long-Term

Incentive

Plan.

If

a

Potential

Participant

elects

to

defer

under

this
Plan

all

or

any

part

of

the

Award

to

which

a

notice

received

under

Section

2(c)
pertains,

the

Potential

Participant

must

make

such

election,

using

the

Election
Form or

in such

other manner

prescribed by

the

Plan Administrator,

which must
be

received

on

or

before

December

31

of

the

year

in

which

said

Section

2(c)
notice

was

received

(or

at

such

earlier

time

as

may

be

prescribed

by

the

Plan

Exhibit 10.19.2

Administrator).

The

Potential

Participant's

election

shall

become

irrevocable

on
December 31

of the

year in

which said

Section 2(c)

notice was

received,

subject
to

the

provisions

Section

5(d).

If

an

election

is

not

properly

made

and

timely
received,

the

Potential

Participant will

be

deemed

to

have elected

to

receive

and
not to defer any such Long-Term Incentive Plan Award.

Section 4.

Deferred Compensation Accounts.

(a)

Credit for Deferral.

Amounts deferred pursuant to Section 3(a) will

be credited to
a Deferred

Compensation Account

for the

Participant for

the Plan

Year

in which
the

amounts

are

deferred

not

later

than

30

days

after

the

Settlement

Date

of

the
Incentive Compensation Plan.

Amounts

deferred

pursuant

to

other

provisions

of

this

Plan

shall

be
credited to a Deferred Compensation Account for the Participant for the Plan Year
in

which

such

amounts

are

deferred

not

later

than

30

days

after

the

date

the
Award or Salary would otherwise

be payable.

If

an

Award

in

the

form

of

Restricted

Stock

or

Restricted

Stock

Units
provides

that,

in

certain

instances

the

Restricted

Stock

or

Restricted

Stock

Units
shall

be

cancelled

and

a

market

value

in

lieu

thereof

be

credited

to

a

Deferred
Compensation Account for the Participant,

then the market value shall be

credited
to

a

Deferred

Compensation

Account

for

the

Participant

as

of

the

day

that

the
Award

in the form of Restricted

Stock or Restricted Stock Units

is cancelled.

For
Awards

deferred under Section 3(c), the market value of the underlying Restricted
Stock or

the shares

represented by

the Restricted

Stock units

under a

Long-Term
Incentive Plan shall be

the Fair Market Value

defined in the

agreement pertaining
to the Award

on the Settlement

Date of the

Award

(or if such

agreement does not
define

Fair

Market

Value,

then

the

definition

of

Fair

Market

Value

under

the
Omnibus

Securities

Plan

under

which

the

Award

was

made

shall

be

used).

For
other Awards,

following shall apply:
(1)

The

market

value

of

the

underlying

Restricted

Stock

or

the

shares
represented

by

the

Restricted

Stock

Units

awarded

under

a

Long

Term

Exhibit 10.19.2

Incentive

Plan,

under

an

Incentive

Compensation

Plan

that

began

on

or
after

January

1,

2003,

under

an

Omnibus

Securities

Plan

(with

regard

to
awards

made

on

or

after

January

1,

2003),

and

for

the

Special

Stock
Awards

issued

on

October

22,

2002,

shall

be

the

monthly

average

Fair
Market Value

of the Stock during the calendar month

preceding the month
in which

the restrictions

lapse or

shares are

to be

delivered as

applicable.

The monthly average

Fair Market Value

of the Stock

is the average

of the
daily Fair Market Value

of the Stock for each trading day of the month.
(2)

For Awards

made prior

to those

times, the

market value of

the underlying
Restricted

Stock

or

the

shares

represented

by

the

Restricted

Stock

Units,
as

applicable,

shall

be

based

on

the

higher

of

(i)

the

average

of

the

high
and low selling

prices of the

Stock on the

date the restrictions

lapse or the
last

trading

day

before

the

day

the

restrictions

lapse

if

such

date

is

not

a
trading

day

or

(ii)

the

average

of

the

high

three

monthly

Fair

Market
Values

of

the

Stock

during

the

twelve

calendar

months

preceding

the
month in

which the

restrictions lapse.

The monthly

Fair Market

Value

of
the

Stock

is

the

average

of

the

daily

Fair

Market

Value

of

the

Stock

for
each trading

day of

the month.

The daily

Fair Market

Value

of the

Stock
shall be deemed

equal to

the average of

the high

and low selling

prices of
the Stock on the New York

Stock Exchange.
(b)

Designation

of

Investments.

The

amount

in

each

Deferred

Compensation
Account

of

a

Participant

shall

be

deemed

to

have

been

invested

and

reinvested
from time

to time,

in such

“eligible securities”

as the

Participant shall

designate.

Prior

to

or

in

the

absence

of

a

Participant’s

designation,

the

Company

shall
designate an “eligible security” in

which the Participant’s

Deferred Compensation
Account shall

be deemed

to have

been invested

until designation

instructions are
received

from

the

Participant.

Eligible

securities

are

those

securities

designated
by

the

Chief

Financial

Officer

of

ConocoPhillips,

or

his

successor.

The

Chief
Financial

Officer

of

ConocoPhillips

may

include

as

eligible

securities,

stocks
listed

on

a

national

securities

exchange,

and

bonds,

notes,

or

debentures,
corporate

or

governmental,

either

listed

on

a

national

securities

exchange

or

for
which price quotations are published in The Wall

Street Journal, and shares issued

Exhibit 10.19.2

by

investment

companies

commonly

known

as

“mutual

funds.”

The

Deferred
Compensation

Accounts

of

a

Participant

will

be

adjusted

to

reflect

the

deemed
gains,

losses,

earnings,

or

expenses

as

though

the

amount

deferred

was

actually
invested and

reinvested in

the eligible

securities for

each Deferred

Compensation
Account of the Participant.

Notwithstanding anything

to the contrary

in this

Section 4(b), in

the event
the Company (or any trust

maintained for this purpose) actually

purchases or sells
such

securities

in

the

quantities

and

at

the

times

the

securities

are

deemed

to

be
purchased

or

sold

for

a

Deferred

Compensation

Account

of

a

Participant,

the
Account shall be adjusted accordingly to reflect the price actually paid or received by

the

Company

for

such

securities

after

adjustment

for

all

transaction

expenses
incurred (including without limitation brokerage fees and stock transfer taxes).

In

the

case

of

any

deemed

purchase

not

actually

made

by

the

Company,
the Deferred

Compensation Account

shall be

charged with

a dollar

amount equal
to

the

quantity

and

kind of

securities

deemed

to

have been

purchased

multiplied
by

the

fair

market

value

of

such

security

on

the

date

of

reference

and

shall

be
credited

with

the

quantity

and

kind

of

securities

so

deemed

to

have

been
purchased.

In the case of any deemed sale not actually made by the Company,

the
account shall

be charged

with the

quantity and

kind of

securities deemed

to have
been

sold

and

shall

be

credited

with

a

dollar

amount

equal

to

the

quantity

and
kind of securities deemed

to have been sold multiplied

by the fair market

value of
such

security

on

the

date

of

reference.

As

used

in

this

paragraph

“fair

market
value”

means

in

the

case

of

a

listed

security

the

closing

price

on

the

date

of
reference,

or

if

there

were

no

sales

on

such

date,

then

the

closing

price

on

the
nearest

preceding

day

on

which

there

were

such

sales,

and

in

the

case

of

an
unlisted

security

the

mean

between

the

bid

and

asked

prices

on

the

date

of
reference, or

if no

such prices

are available

for such

date, then

the mean

between
the

bid

and

asked

prices

to

the

nearest

preceding

day

for

which

such

prices

are
available.
(c)

Payments.

A Participant’s

Deferred Compensation Account

shall be debited

with
respect

to

payments

made

from

the

account

pursuant

to

this

Plan

as

of

the

date
such payments

are made

from the

account.

Payments shall

be made

on the

dates

Exhibit 10.19.2

specified

in

the

elections

of

the

Participant;

provided,

however,

that

the
Participant

shall

have

no

right

to

complain

or

make

a

claim

about

the

date

of

a
payment

if

such

payment

is

made

no

earlier

than

30

days

prior

to

the

specified
date

and

no

later

than

the

end

of

the

calendar

year

in

which

such

specified

date
falls

(or,

if

later,

by

the

15
th

day

of

the

third

calendar

month

following

the
specified date).

If any person to whom a payment is due hereunder is

under legal disability
as

determined

in

the

sole

discretion

of

the

Plan

Administrator,

the

Plan
Administrator

shall

have

the

power

to

cause

the

payment

due

such

person

to

be
made

to

such

person’s

guardian

or

other

legal

representative

for

the

person’s
benefit,

and

such

payment

shall

constitute

a

full

release

and

discharge

of

the
Company,

all members

of the

Controlled Group,

the Plan

Administrator,

and any
fiduciary of the Plan.
(d)

Statements.

At

least

one

time

per

year

the

Plan

Administrator

(or

a

third

party
acting for the Plan Administrator) will furnish each Participant a written statement setting

forth

the

current

balance

in

the

Participant’s

Deferred

Compensation
Accounts, the amounts credited or debited to such

account since the last statement
and

the

payment

schedule

of

deferred

Awards,

and

deemed

gains,

losses,
earnings, or expenses accrued thereon as provided

by the deferred payment option
selected

by

the

Participant.

This

provision

shall

be

deemed

satisfied

if

the

Plan
Administrator

(or

a

third

party

acting

for

the

Plan

Administrator)

makes

such
information

available

through

electronic

means,

such

as

a

web

site,

and

informs
affected

Participants

of

the

availability

of

the

information

and

the

manner

of
accessing it.

Section 5.

Payments from Deferred Compensation Accounts.

(a)

Election

of

Method

of

Payment.

At

the

time

a

Potential

Participant

submits

an
election

to

defer

all

or

any

part

of

an

Award

under

an

Incentive

Compensation
Plan as provided

in Section 3(a) above

or to reduce

any part of salary

as provided
in Section

3(b) above

or to

defer all

or any

part of

an Award

under a

Long-Term
Incentive

Plan

as

provided

in

Section

3(c)

above,

the

Potential

Participant

shall

Exhibit 10.19.2

also elect, using the Election Form or

in such other manner prescribed by the

Plan
Administrator, which of the payment options, provided for in Paragraph (b) of this
Section,

shall

apply

to

the

deferred

portion

of

said

Award

or

salary

adjusted

for
any

deemed

gains,

losses,

earnings,

or

expenses

accrued

thereon

credited

to

the
Participant’s

Deferred

Compensation

Account

under

this

Plan.

Subject

to
Paragraph

(d)

of

this

Section,

the

election

of

the

method

of

payment

of

the
amount

deferred shall

become

irrevocable on

December

31

of

the

year

in

which
the applicable

Section 2(a),

(b), or

(c) notice

was

received (except

in the

case of
an

election

for

an

Award

under

an

Incentive

Compensation

Plan

determined

by
the

Plan

Administrator

to

be

“performance-based

compensation”

under

Code
section

409A,

the

election

shall

become

irrevocable

on

June

30

of

the

year

in
which

said

Section

2(a)

notice

was

received,

if

so

designated

by

the

Plan
Administrator).

If

an

election

does

not

properly

indicate

a

time

and

method

of
payment, the

Potential Participant

will be

deemed to

have elected

to receive

such
payment

in

a

single

lump

sum

at

the

earlier

of

death

or

the

first

of

the

calendar
quarter

that

is

(i)

with

regard

to

elections

made

before

January

1,

2020,

six

(6)
months

after

the

date

of

the

Participant’s

Separation

from

Service

and

(ii)

with
regard

to

elections

mad

after

December

31,

2019,

twelve

(12)

months

after

the
date of the Participant’s Separation from Service

other than by death.
(b)

Payment Options.

A Potential Participant may elect, using an Election

Form or in
such

other

manner

prescribed

by

the

Plan

Administrator,

to

have

the

deferred
portion of

an Incentive

Compensation Plan

Award

or salary

or an

Award

under a
Long-Term

Incentive

Plan,

described

in

Sections

3(a),

(b),

and

(c)

respectively
(adjusted

for

any

deemed

gains,

losses,

earnings,

or

expenses

accrued

thereon)
paid, provided

that, for

elections after

December 31,

2019, no

first payment

shall
commence later than the 100
th

birthday of the Participant:
(1)

(After Separation

from

Service)

in 1

to 15

annual installments,

in 2

to 30
semi-annual installments, or

in 4 to

60 quarterly installments,

the payment
of the first of

any of such installments

to commence on the

first day of the
first calendar

quarter which

is on

or

after

one year

from

the

Participant’s
Separation

from

Service

and

is

no

longer

than

five

years

from

the
Participant’s

Separation

from

Service,

subject

to

Paragraph

(d)

of

this

Exhibit 10.19.2

Section, or
(2)

(Date

Certain)

with

regard

only

to

the

deferred

portion

of

an

Incentive
Compensation Award

or

of salary

(but only

with respect

to salary

earned
on or after

January 1, 2015)

or of an

Award

under a

Long-Term

Incentive
Plan

(described

in

Sections

3(a),

(b),

and

(c)

respectively),

in

1

to

15
annual

installments,

in

2

to

30

semi-annual

installments,

or

in

4

to

60
quarterly installments, the

payment of the

first of

any of such

installments
to

commence

on

the

first

day

of

calendar

quarter

which

is

designated

by
the Participant,

is at

least one

year after

the date

on which

the election

is
made, subject to Paragraph (d) of this Section.
(3)

In the event that no election is properly and timely made with regard to the time and method of payment under

Section 5(b)(i), payment shall be

made
on

the

earlier

of

the

death

or

the

date

which

is

the

first

of

the

calendar
quarter that is (i) with regard to elections

made before January 1, 2020, six
(6) months

after the

date of

the Participant’s

Separation from

Service and
(ii) twelve

(12) months

after the

date of

the Participant’s

Separation from
Service,

whether

by

retirement,

disability,

or

otherwise

(other

than

by
death), of the Participant, subject to Paragraph (d) of this Section.
A Potential Participant may elect, using an

Election Form or in such other

manner
prescribed

by

the

Plan

Administrator,

to

have

the

deferred

portion

of

a

Long-
Term

Incentive

Plan

Award

deferred

pursuant

to

Section

3(c)

(adjusted

for

any
deemed

gains,

losses,

earnings,

or

expenses

accrued

thereon)

paid

at

such

times
and in such manner as set forth on such Election Form, subject to Paragraph (d) of this Section.
(c)

Method of Payment of the

Value

of Certain Restricted Stock

and Restricted Stock
Units.

If an Award

(other than an Award

deferred pursuant to Section 3(c))

in the
form

of

Restricted

Stock

or

Restricted

Stock

Units

provides

that

in

certain
instances the

Restricted

Stock or

Restricted Stock

Units shall

be cancelled

and a
market value

in lieu

thereof be

credited to

a Deferred

Compensation Account

for
the

Participant,

payment

of

such

Deferred Compensation

Account shall

be

made
on the earlier of the

death or the date which

is the first of

the calendar quarter that
is

(i)

with

regard

to

elections

made

before

January

1,

2020,

six

(6)

months

after

Exhibit 10.19.2

the

date

of

the

Participant’s

Separation

from

Service

and

(ii)

with

regard

to
elections

made

after

December

31,

2019,

twelve

(12)

months

after

the

date

of
Separation

from

Service,

whether

by

retirement,

disability,

or

otherwise

(than
death), of the Participant, subject to Paragraph (d) of this Section.
(d)

Change

in

Time

or

Form

of

Payment.

A

Participant

may

make

an

election

to
change the time

or form of

payment elected or

set under

Section 5 (including

this
Paragraph (d)), but only if the following rules are satisfied:
(1)

The

election

to

change

the

time

or

form

of

payment

may

not

take

effect
until at least twelve months after the date on which such election is made;
(2)

Except

for

a

payment

made

with

respect

to

the

death

of

the

Participant,
payment

under

such

election

may

not

be

made

earlier

than

at

least

five
years

from

the

date

the

payment

would

have

otherwise

been

made

or
commenced;
(3)

Such payment may commence as of the beginning of any calendar quarter;
(4)

An election to receive

payments in installments shall

be treated as a

single
payment for purposes of these rules;
(5)

The

election

may

not

result

in

an

impermissible

acceleration

of

payment
prohibited under Code section 409A;
(6)

No

more

than

three

(3)

such

elections

shall

be

permitted

with

respect

to
each Deferred Compensation Account of a Participant; and
(7)

For

changes

made

after

December

31,

2019,

no

first

payment

may

be
scheduled to commence after the 100
th

birthday of the Participant.

(e)

Effect

of

Taxation.

If

a

portion

of

a

Participant’s

Benefits

under

the

Plan

(and
gains,

losses,

earnings,

or

expenses

thereon)

is

includible

in

income

under

Code
section 409A, such portion shall be distributed immediately to the Participant.
(f)

Installment

Amount.

The

amount

of

each

installment

shall

be

determined

by
dividing

the

balance

in

the

Participant’s

Deferred

Compensation

Account

as

of
the date

the installment

is to

be paid,

by the

number of

installments remaining

to
be paid (inclusive of the current installment).
(g)

Death

of

Participant.

Upon

the

death

of

a

Participant,

the

Participant’s
Beneficiary

or

Beneficiaries

determined

in

accordance

with

Section

8.,

shall
receive

payments

in

accordance

with

the

payment

option

selected

by

the

Exhibit 10.19.2

Participant

or,

if

no

payment

option

was

properly

and

timely

selected

by

the
Participant

with

regard

to

a

Deferred

Compensation

Account,

upon

the

death

of
the Participant.

Section 6.

Special Provisions for Former ARCO Alaska Employees.

Notwithstanding any

provisions to

the contrary,

in order

to comply

with the

terms of

the
Master

Purchase

and

Sale

Agreement

(“Sale

Agreement”)

by

which

the

Company
acquired certain

Alaskan assets

of Atlantic

Richfield Company

(“ARCO”), a

Participant
who was eligible to participate in

the ARCO employee benefit plans immediately

prior to
becoming

an

Employee

and

who

was

not

employed

by

ARCO

Marine,

Inc.

(a

“former
ARCO Alaska

employee”) and

who was

classified

as a

grade 7

or 8

under ARCO’s

job
classification

system

and

was

eligible

under

ARCO’s

Executive

Deferral

Plan

to
voluntarily reduce salary

and defer the amount

of the voluntary salary

reduction and who
was

classified

as

a

grade

31

or

below

at

that

time

under

Phillips

Petroleum

Company’s
job classification system may,

in a manner prescribed by the Plan Administrator,

make an
election

to

voluntarily

reduce

salary

and

defer

the

amount

of

the

voluntary

salary
reduction for salary received

for 2005 and receive

a salary deferral credit

under this Plan;
provided, that

all of

the Plan

provisions (other

than eligibility

to participate)

shall apply
to such an election.

Section 7.

Schedule A Employees.

Notwithstanding

any

earlier

election

or

indication

of

preference

to

participate

in
voluntary salary reductions

to be deferred

into the

Plan in

2005 or deferrals

into the Plan
in 2005

of Awards

under an

Incentive Compensation

Plan, Schedule

A Employees

shall
have

their

participation

in

the

Plan

for

2005

revoked

as

to

the

salary

reductions

or
Incentive

Compensation

Plan

Award

or

both,

as

indicated

on

Schedule

A

to

this

Plan.

Any

such

deferrals

made

in

2005

for

such

Schedule

A

Employees

shall

be

returned

to
them

(together

with

any

gains,

losses,

earnings,

or

expenses

thereon)

on

or

before
December 31, 2005.

Exhibit 10.19.2

Section 8.

Beneficiary Designation.

A Participant

may

designate

a

Beneficiary

or

Beneficiaries

to receive

the

entire

balance
of

the

Participant’s

Deferred

Compensation

Account

by

giving

signed

written

notice

of
such designation

to the

Plan Administrator

upon forms

supplied by

and delivered

to the
Plan

Administrator

and

may

revoke

such

designations

in

writing;

provided,

that

writing
and

signing

may

be

done

by

any

electronic

means

approved

by

the

Plan

Administrator.

The

Participant

may

from

time

to

time

change

or

cancel

any

previous

beneficiary
designation

in

the

same

manner.

The

last

beneficiary

designation

received

by

the

Plan
Administrator shall

be controlling

over any

prior

designation and

over any

testamentary
or

other

disposition.

After

acceptance

by

the

Plan

Administrator

of

such

written
designation, it

shall take

effect as

of the

date on

which it

was signed

by the

Participant,
whether the

Participant is

living at

the time

of such

receipt, but

without prejudice

to the
Company

or

any

member

of

the

Controlled

Group

or

the

Plan

Administrator

or

their
respective employees and

agents on account of

any payment made

under this Plan

before
receipt

of

such

designation.

If

no

designation

of

a

Beneficiary

is

on

file

with

the

Plan
Administrator

at

the

time

of

the

death

of

the

Participant

or

such

designation

is

not
effective

for

any

reason

as

determined

by

the

Plan

Administrator,

then,

for

purposes

of
this

Plan,

“Beneficiary”

shall

mean,

and

such

Benefits

shall

be

paid

to,

(i)

the
Participant's

surviving

spouse

as

of

the

Participant's

date

of

death,

or

(ii)

if

there

is

no
surviving spouse as of the Participant's date of death, the Participant’s estate.

Section 9.

Acceleration of Payment of Benefits.

Notwithstanding

any

other

provision

of

this

Plan

to

the

contrary,

except

as

provided

in
Section 18(g) and below,

in no event shall this

Plan permit the acceleration

of the time or
schedule

of

any

payment

or

distribution

under

this

Plan,

except

that

the

Plan
Administrator may accelerate a

payment or distribution under

this Plan to

comply with a
certificate

of

divestiture,

as

provided

in

section

1.409A-3(j)(4)(iii)

of

the

Treasury
regulations.

Moreover,

if

a

portion

of

a

Participant's

Benefit

(and

earnings,

gains,

and
losses thereon)

is includible

in income

under Code

section 409A,

then such

portion shall

Exhibit 10.19.2

be

distributed

immediately

to

the

Participant

in

accordance

with

section

1.409A-
3(j)(4)(vii) of the Treasury regulations.

Section 10.

Nonassignability.

The

interest

of

a

Participant

or

his

Beneficiary

or

Beneficiaries

hereunder

may

not

be
sold,

transferred,

assigned,

or

encumbered

in

any

manner,

either

voluntarily

or
involuntarily,

and

any

attempt

so

to

anticipate,

alienate,

sell,

transfer,

assign,

pledge,
encumber, or

charge the

same shall be null

and void; neither

shall the Benefits

hereunder
be

liable

for

or

subject

to

the

debts,

contracts,

liabilities,

engagements,

or

torts

of

any
person

to

whom

such

Benefits

or

funds

are

payable,

nor

shall

they

be

an

asset

in
bankruptcy or subject to garnishment, attachment, or other legal or equitable proceedings.

Section 11.

Administration.

(a)

The

Plan

shall

be

administered

by

the

Plan

Administrator.

The

Plan
Administrator may

delegate to

employees of

the Company

or any

member of

the
Controlled

Group

the

authority

to

execute

and

deliver

such

instruments

and
documents,

to

do

all

such

acts

and

things,

and

to

take

such

other

steps

deemed
necessary,

advisable, or

convenient for

the effective

administration of

the Plan

in
accordance

with

its

terms

and

purpose,

except

that

the

Plan

Administrator

may
not

delegate

any

discretionary

authority

with

respect

to

substantive

decisions

or
functions regarding

the Plan

or Benefits

under the

Plan.

The Plan

Administrator
may designate

a third

party to

provide services

that may

include record

keeping,
Participant accounting, Participant communication, payment of installments to the
Participant,

tax

reporting,

and

any

other

services

specified

in

an

agreement

with
such third

party.

The Plan

Administrator may

adopt such

rules, regulations,

and
forms

as

deemed

desirable

for

administration

of

the

Plan

and

shall

have

the
discretionary

authority

to

allocate

responsibilities

under

the

Plan

to

such

other
persons

as

may

be

designated.

The

Plan

Administrator

shall

have

absolute
discretion

in

carrying

out

its

responsibilities,

and

all

interpretations,

findings

of
fact

and

resolutions

described

herein

which

are

made

by

the

Plan

Administrator

Exhibit 10.19.2

shall be binding, final and conclusive on all parties.
(b)

The

Plan

Administrator

and

his

or

her

delegates

shall

serve

without

bond

and
without

compensation

for

services

under

this

Plan.

All

expenses

of

the

Plan
Administrator and his or her delegates for services under this Plan shall be paid by the

Company.

None

of

the

Plan

Administrator

or

his

or

her

delegates

shall

be
liable

for

any

act

or

omission

on

his

or

her

own

part

excepting

his

or

her

own
willful

misconduct.

Without

limiting

the

generality

of

the

foregoing,

any

such
decision

or

action

taken

by

the

Plan

Administrator

or

his

or

her

delegates

in
reliance

upon

any

information

supplied

by

an

officer

of

the

Company,

the
Company's

legal

counsel,

or

the

Company's

independent

accountants

in
connection

with

the

administration

of

this

Plan

shall

be

deemed

to

have

been
taken in good faith.

Section 11.1

Claim for Benefits.

(a)

Any

claim

for

benefits

hereunder

shall

be

presented

in

writing

to

the

Plan
Administrator

for

consideration,

grant,

or

denial.

Claimants

will

be

notified

in
writing

of

approved

claims,

which

will

be

processed

as

claimed.

A

claim

is
considered

approved

only

if

its

approval

is

communicated

in

writing

to

a
claimant.
(b)

In the

case of

a denial

of a

claim respecting

benefits paid

or payable

with respect
to

a

Participant,

a

written

notice

will

be

furnished

to

the

claimant

within

ninety
(90) days of the date

on which the claim is

received by the Plan

Administrator.

If
special circumstances (such

as for a hearing)

require a longer

period, the claimant
will be notified in

writing, prior to the

expiration of the ninety

(90)-day period, of
the

reasons

for

an

extension

of

time;

provided,

however,

that

no

extensions

will
be permitted beyond ninety (90) days after the expiration of the initial ninety (90)-
day period.

A denial

or partial

denial of

a claim

will be

dated and

signed by

the
Plan Administrator and will clearly set forth:
(1)

the specific reason or reasons for the denial;
(2)

specific reference to pertinent Plan provisions on which the denial is based;

Exhibit 10.19.2

(3)

a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and
(4)

an explanation of the procedure for review of the denied or partially denied claim set forth below, including the claimant’s

right to bring a civil
action under ERISA section 502(a) following an adverse benefit determination on review.
(c)

Upon

denial

of

a

claim,

in

whole

or

in

part,

a

claimant

or

his

duly

authorized
representative will

have the

right to

submit a

written request

to the

Trustee

for a
full and

fair

review of

the denied

claim by

filing

a written

notice

of

appeal

with
the Trustee

within sixty

(60) days

of the

receipt by

the claimant

of written

notice
of the denial

of the claim.

A claimant or

the claimant’s

authorized representative
will have, upon request and

free of charge, reasonable access

to, and copies of, all
documents,

records,

and

other

information

relevant

to

the

claimant’s

claim

for
benefits

and

may

submit

issues

and

comments

in

writing.

The

review

will

take
into

account all

comments,

documents,

records, and

other

information

submitted
by the

claimant relating

to the

claim, without

regard to

whether such

information
was

submitted

or

considered

in

the

initial

benefit

determination.

If the

claimant
fails to

file a

request for

review within

sixty

(60) days

of the

denial notification,
the claim

will be

deemed abandoned

and the

claimant precluded

from reasserting
it.

If

the

claimant

does

file

a

request

for

review,

his

request

must

include

a
description of

the issues

and evidence

he deems

relevant.

Failure to

raise issues
or present

evidence on

review will

preclude those

issues or

evidence from

being
presented in any subsequent proceeding or judicial review of the claim.
(d)

The

Trustee

will

provide

a

prompt

written

decision

on

review.

If

the

claim

is
denied on review, the decision shall set forth:
(1)

the specific reason or reasons for the adverse determination;
(2)

specific

reference

to

pertinent

Plan

provisions

on

which

the

adverse
determination is based;
(3)

a statement that the claimant is entitled to receive, upon request and free of charge,

reasonable

access

to,

and

copies

of,

all

documents,

records,

and
other information relevant to the claimant’s claim for benefits; and

Exhibit 10.19.2

(4)

a

statement

describing

any

voluntary

appeal

procedures

offered

by

the
Plan

and

the

claimant’s

right

to

obtain

the

information

about

such
procedures, as well as a statement of the claimant’s

right to bring an action
under ERISA section 502(a).
(e)

A

decision

will

be

rendered

no

more

than

sixty

(60)

days

after

the

Trustee’s
receipt of

the request

for review,

except that

such period

may be

extended for

an
additional

sixty

(60)

days

if

the

Trustee

determines

that

special

circumstances
(such as for a hearing) require

such extension.

If an extension of time

is required,
written notice of

the extension

will be furnished

to the claimant

before the

end of
the initial sixty (60)-day period.
(f)

To

the extent permitted by

law, decisions

reached under the claims procedures

set
forth in

this Section

shall be

final and

binding on

all parties.

No legal

action for
benefits

under

the

Plan

shall

be

brought

unless

and

until

the

claimant

has
exhausted his

remedies under

this Section.

In any

such legal

action, the

claimant
may only

present evidence

and theories

which

the

claimant

presented during

the
claims procedure.

Any

claims which

the

claimant

does not

in good

faith

pursue
through

the

review

stage

of

the

procedure

shall

be

treated

as

having

been
irrevocably waived.

Judicial review

of a claimant’s

denied claim shall

be limited
to a

determination of

whether the

denial was

an abuse

of discretion

based on

the
evidence and theories the claimant presented during the claims procedure.
(g)

Any payment to a Participant or Beneficiary,

all in accordance with the provisions
of

this

Plan,

shall

to

the

extent

thereof

be

in

full

satisfaction

of

all

claims
hereunder

against

the

Plan

Administrator,

the

Company

and

all

Participating
Subsidiaries,

any

of

which

may

require

such

Participant

or

Beneficiary

as

a
condition to

such payment

to execute

a receipt

and

release therefor

in such

form
as shall be

determined by the

Plan Administrator,

the Company or

a Participating
Subsidiary.

If a

receipt and

release is

required and

the Participant

or Beneficiary
(as

applicable)

does

not

provide

such

receipt

and

release

in

a

timely

enough
manner

to

permit

a

timely

distribution

in

accordance

with

the

general

timing

of
distribution

provisions

in

this

Plan,

the

payment

of

any

affected

distribution(s)
shall be forfeited.

Exhibit 10.19.2

(h)

Benefits under

this Plan

will be

paid only

if the

Plan Administrator

decides in

its
discretion

that

a

Participant

or

Beneficiary

is

entitled

to

the

Benefits.

Notwithstanding

the

foregoing

or

any

provision

of

this

Plan,

a

Participant

(or
other claimant)

must exhaust

all administrative

remedies set

forth in

this

Section
11.1

or

otherwise

established

by

the

Plan

Administrator

before

bringing

any
action

at

law

or

equity.

Any

claim

based on

a

denial of

a

claim

under this

Plan
must be brought

no later

than the date

which is two

(2) years after

the date

of the
final denial of a claim under this Section 11.1.

Any claim not brought within such
time shall be waived and forever barred.

Section 12.

Rights of Employees and Participants.

Nothing

contained in

the

Plan

(or

in

any

other

documents

related

to

this

Plan

or

to

any
Benefit

under

the

Plan)

shall

confer

upon

any

Employee

or

Participant

any

right

to
continue in the employ or

other service of the Company

or any member of the

Controlled
Group

or

constitute

any

contract

or

limit

in

any

way

the

right

of

the

Company

or

any
member of

the Controlled

Group to

change such

person's compensation

or other

benefits
or position or to terminate the employment of such person with or without cause.

Section 13.

Determination of Recipients of Awards.

The

determination

of

those

persons

who

are

entitled

to

Awards

under

an

Incentive
Compensation

Plan

and any

other

such

plans

shall

be

governed solely

by

the

terms

and
provisions

of

the

applicable

plan

or

program,

and

the

selection

of

an

Employee

as

a
Potential

Participant or

the

acceptance

of

an indication

of

preference to

defer

an

Award
hereunder shall not in any way entitle such Potential Participant to an Award.

Section 14.

Awards in Foreign

Countries.

The

Board

or

its

delegate

shall

have

the

authority

to

adopt

such

modifications,
procedures, and

subplans as

may be

necessary or

desirable to

comply with

provisions of
the

laws

of

foreign

countries

in

which

the

Company

or

Participating

Subsidiaries

may

Exhibit 10.19.2

operate to

assure the

viability of

the Benefits

of Participants

employed in

such countries
and to meet the purpose of this Plan.

Section 15.

Amendment and Termination.

The Board reserves

the right

to amend this

Plan from time

to time,

to terminate this

Plan
entirely

at

any

time,

and

to

delegate

such

authority

as

the

Board

deems

necessary

or
desirable;

provided,

however,

that

no

amendment

may

affect

the

balance

in

a
Participant’s

account on

the effective

date

of

the

amendment; and,

further

provided, the
Company shall remain

liable for any

Benefits accrued under

this Plan prior

to the date

of
amendment or termination.

Section 16.

Method of Providing Payments.

(a)

Nonsegregation.

Amounts

deferred

pursuant

to

this

Plan

and

the

crediting

of
amounts

to

a

Participant’s

Deferred

Compensation

Accounts

shall

represent

the
Company’s

unfunded

and

unsecured

promise

to

pay

compensation

in

the

future.

With

respect to

said

amounts,

the

relationship

of the

Company

and

a

Participant
shall be

that of

debtor and

general unsecured

creditor.

While the

Company may
make investments for

the purpose of

measuring and meeting

its obligations under
this Plan

such investments shall

remain the sole

property of

the Company

subject
to claims of its creditors generally, and shall not be deemed to form or be included in any part of the Deferred Compensation Accounts.
(b)

Funding.

It is

the intention

of the

Company that

this

Plan shall

be unfunded

for
federal tax

purposes and

for purposes

of Title

I of

ERISA.

All amounts

payable
under this

Plan

shall

be paid

solely

from

the

general assets

of

the

Company

and
any

rights

accruing

to

a

Participant

under

this

Plan

shall

be

those

of

a

general
creditor; provided, however,

that the Company

may establish one

or more grantor
trusts to

satisfy part

or all

of the

Company's Plan

payment obligations

so long

as
this

Plan

remains

unfunded

for

purposes

of

sections

201(2),

301(a)(3),

and
401(a)(1) of ERISA.

Exhibit 10.19.2

Section 17.

Miscellaneous Provisions.

(a)

Except

as

otherwise

provided

herein,

the

Plan

shall

be

binding

upon

the
Company,

its successors and

assigns, including but

not limited to

any corporation
which may acquire all or substantially all of the Company’s

assets and business or
with or into which the Company may be consolidated or merged.
(b)

This Plan

shall be

construed, regulated,

and administered

in

accordance with

the
laws of the State of Texas

except to the extent that said laws have been preempted
by

the

laws

of

the

United

States.

The

forum

and

venue

for

any

suit

brought
regarding any claim under this Plan shall be in Harris County, Texas.
(c)

If

any

provision

of

this

Plan

shall

be

held

illegal

or

invalid

for

any

reason,

said
illegality

or

invalidity

shall

not

affect

the

remaining

provisions

hereof;

instead,
each

provision

shall

be

fully

severable,

and

this

Plan

shall

be

construed

and
enforced as if said illegal or invalid provision had never been included herein.
(d)

For

purposes

of

this

Plan,

electronic

communications

and

signatures

shall

be
considered to be

in writing if

made in conformity

with procedures which

the Plan
Administrator may adopt from time to time.
(e)

The

Plan

Administrator,

in

its

sole

discretion,

may

direct

that

a

payment

to

be
made

to

an

incompetent

or

disabled

person,

whether

because

of

minority

or
mental

or

physical

disability,

instead

be

made

to

the

guardian

or

legal
representative

of

such

person

or

to

the

person

having

custody

of

such

person
(unless prior

claim therefor

shall have

been made

by a

duly qualified

guardian or
other

legal

representative),

without

further

liability

either

on

the

part

of

the
Company

or

a

Participating

Subsidiary

or

the

Plan

for

the

amount

of

such
payment

to

the

person

on

whose

benefit

such

payment

is

made.

Any

payment
made

in

accordance

with

the

provisions

of

this

provision

shall

be

a

complete
discharge

of

any

liability

of

the

Company,

its

Subsidiaries,

and

this

Plan

with
respect to the Benefits so paid.
(f)

Payment

of

Plan

Benefits

may

be

subject

to

administrative

or

other

delays

that
result

in

payment

to

the

Participant

or

his

beneficiaries

on

a

date

later

than

the
date specified

in this

Plan or

the Participant's

Election Form.

Any such

payment
delays

will

comply

with

Code

section

409A

of

the

Code,

including

without

Exhibit 10.19.2

limitation

section

1.409A-2(b)(7)

of

the

Treasury

regulations.

No

Participant

or
Beneficiary

shall

be

entitled

to

any

additional

earnings

or

interest

in

respect

of
any such payment delays, nor shall any Participant or Beneficiary be provided any election with respect to the timing of any delayed payment.
(g)

If

all

or

any

part

of

any

Participant's

or

Beneficiary's

Benefits

hereunder

shall
become subject to any estate, inheritance, income, employment or other tax which
the

Company

shall

be

required

to

pay

or

withhold,

the

Company

shall

have

the
full power

and authority

to withhold

and pay

such tax

out of

any monies

or other
property

held

for

the

account

of

the

Participant

or

Beneficiary

whose

interests
hereunder

are

so

affected

(including,

without

limitation,

by

reducing

and
offsetting the Participant's or

Beneficiary's account balance).

Prior to making any
payment,

the

Company

may

require

such

releases

or

other

documents

from

any
lawful taxing authority as it shall deem necessary or desirable.
(h)

No

amount

accrued

or

payable

hereunder

shall

be

deemed

to

be

a

portion

of

an
Employee's

compensation

or

earnings

for

the

purpose

of

any

other

employee
benefit

plan

adopted

or

maintained

by

the

Company,

nor

shall

this

Plan

be
deemed to amend or modify the provisions of the CPSP.
(i)

It is

the intention

of the

Company that,

so long

as any

of ConocoPhillips

’

equity
securities

are

registered

pursuant

to

section

12(b)

or

12(g)

of

the

Exchange

Act,
this Plan

shall be

operated in

compliance with

16(b) of

the Exchange

Act and,

if
any Plan provision

or transaction is found

not to comply

with section 16(b)

of the
Exchange Act,

that provision

or transaction,

as the

case may

be, shall

be deemed
null and void ab initio
.

Notwithstanding anything

in the Plan

to the

contrary,

the
Company,

in its

absolute discretion,

may bifurcate

the Plan

so as

to restrict,

limit
or condition

the use

of any

provision of

the Plan

to Participants

who are

officers
and directors

subject to

section 16(b)

of the

Exchange Act

without so

restricting,
limiting, or conditioning the Plan with respect to other Participants.
(j)

This

Plan

is

intended

to

meet

the

requirements

of

Code

section

409А,

as
applicable,

in

order

to

avoid

any

adverse

tax

consequences

resulting

from

any
failure

to

comply

with

Code

section

409А

and,

as

a

result,

this

Plan

shall

be
operated

in

a

manner

consistent

with

such

compliance.

Except

to

the

extent
expressly

set

forth

in

this

Plan,

the

Participant

(and/or

the

Participant's

Exhibit 10.19.2

Beneficiary,

as applicable) shall

have no right

to dictate the

taxable year in

which
any payment hereunder that is subject to Code section 409А should be paid.
(k)

This

Title

II

replaced

Title

I

of

the

Plan,

which

was

frozen

effective

as

of
December

31,

2004.

The

distribution

of

amounts

that

were

earned

and

vested
(within

the

meaning

of

Code

section

409A

and

official

guidance

issued
thereunder)

under

Title

I

of

the

Plan

prior

to

January

1,

2005

(and

earnings
thereon) are exempt from the requirements of Code section 409A shall be made in
accordance with the terms of the Title I of the Plan.
(l)

At the Effective

Time, certain

active employees of

Phillips 66 and

members of its
controlled

group

ceased

to

participate

in

the

Plan,

and

the

liabilities,

including
liabilities related to

benefits grandfathered from Code

section 409A (
i.e. , amounts
deferred

and

vested

prior

to

January

1,

2005),

for

these

participant's

benefits
under the Plan were transferred to the members of the Phillips 66 controlled group
and

continued

as

the

Phillips

66

Key

Employee

Deferred

Compensation

Plan.

ConocoPhillips

distributed

its

interest

in

Phillips

66

to

its

shareholders

as

of

the
Distribution.

On

and

after

the

Effective

Time,

the

Company,

ConocoPhillips,
other members of the

Controlled Group (as determined

after the Distribution), the
Plan,

any

directors,

officers,

or

employees

of

any

member

of

the

Controlled
Group

(as

determined

after

the

Distribution),

and

any

successors

thereto,

shall
have no further obligation or liability to, or on

behalf of, any such participant with
respect to any

benefit, amount,

or right transferred

to or due

under the Phillips

66
Key Employee Deferred Compensation Plan.

Further,

as

of

the

Distribution,

any

Phillips

66

common

stock

("Phillips

66
Stock")

held

in

the

Company

Stock

Fund

shall

be

transferred

to

a

separate
Investment

Option

under

this

Plan

that

is

accounted

for

as

if

investments

were
made

in

Phillips

66

Stock,

although

no

such

actual

investments

need

be

made,
with

accounting

entries

being

sufficient

therefor.

Investments

in

the

Phillips

66
Stock

fund

will

be

determined

as

of

the

Distribution.

On

and

after

the
Distribution, a

Participant will

be allowed

to hold

or liquidate

his or

her deemed
investment in Phillips

66 Stock.

No additional deemed investments

in Phillips 66
Stock will be allowed to be elected.

Further still,

as of

the Distribution,

the Restricted

Stock and

Restricted Stock

Exhibit 10.19.2

Units

of

ConocoPhillips

shall

be

converted

into

Restricted

Stock

and

Restricted
Stock

Units

of

ConocoPhillips

and

restricted

stock

and

restricted

stock

units

of
Phillips

66

as

provided

in

the

Agreement.

The

amounts

to

be

credited

to

a
Participant's Deferred Compensation Account under

Section 4(a) will be

based on
such Restricted Stock and

Restricted Stock Units of

ConocoPhillips and restricted
stock and restricted stock units of Phillips 66 after the Distribution.

Furthermore,

with

regard

to

any

valuation

that

occurs

after

the

Distribution
and

which

requires

valuation

of

Stock

or

the

common

stock

of

Phillips

66
("Phillips

66

Common

Stock"),

or

of

both,

from

a

time

on

or

before

the
Distribution and from a time

after the Distribution, then the

following shall apply,
in

order

to

allow

the

valuation

to

take

into

account

the

distribution

by

stock
dividend of one

share of

Phillips 66

Common Stock for

each two

shares of

Stock
held at the Distribution:
(1)

The value

of Stock

or of

Phillips 66

Common Stock determined

as of

any
date

after

the

Distribution

shall

be

determined

using

market

information
related to each;
(2)

The value of Stock determined as

of any date on or before the

Distribution
that

does

not

also

require

a

valuation

of

Stock

as

of

any

date

after

the
Distribution shall be determined using

market information related to Stock
as it traded on or before the Distribution;
(3)

The value of Stock determined

as of any date on or

before the Distribution
that also

requires a

valuation of

Stock or

of Phillips

66 Common

Stock as
of any

date

after the

Distribution

shall be

deemed

to be

two-thirds

of

the
value of

Stock determined

using market

information related

to Stock

as it
traded on or before the Distribution; and
(4)

The value

of Phillips

66 Common

Stock determined

as of

any date

on or
before the Distribution that also requires a valuation of Stock or of Phillips
66 Common Stock

as of any date

after the Distribution

shall be deemed to
be

one-third

of

the

value

of

Stock

determined

using

market

information
related to Stock as it traded on or before the Distribution.

Exhibit 10.19.2

Section 18.

Effective Date of the Restated Plan.

Title

II

of

the

Key

Employee

Deferred

Compensation

Plan

of

ConocoPhillips

is

hereby
amended and

restated as

set forth

in this

2020 Amendment

and Restatement

effective as
of January 1, 2020.

Executed this ____ day of December, 2019, by a duly authorized officer of the Company.

Heather G. Sirdashney
Vice President, Human Resources

KEDCP Title II 2020 Restatement

12-19-2019

Exhibit 10.19.2

APPENDIX A

SELECT NEW HIRES TO

TITLE II OF

THE KEY EMPLOYEE DEFERRED COMEPNSATION

PLAN OF
CONOCOPHILLIPS

For Select New Hires, as set forth in resolutions adopted from time to time by the Human
Resources and Compensation

Committee of the

Board of Directors of

ConocoPhillips, or
its successor, the following provisions apply:

1.

The

Select

New

Hire

will,

effective

on

the

first

day

of

employment

with

the
Controlled

Group,

become

a

Participant

in

Title

II

of

the

Key

Employee

Deferred
Compensation

Plan

of

ConocoPhillips.

A

Deferred

Compensation

Account

will

be
created

for

the

Select

New

Hire

in

the

Plan.

The

amount

set

forth

in

the

applicable
resolution

will

be

credited

to

the

Deferred

Compensation

Account

for

the

Select

New
Hire

not

later

than

30

days

after

the

first

day

of

employment

of

the

Select

New

Hire.

Section 5(a)

of the

Plan shall

be disregarded

with respect

to the

Deferred Compensation
Account, and in lieu thereof

the Select New Hire

shall be asked to complete

and return to
the Plan Administrator election

forms to set the

time and form of

distribution with regard
to

the

Deferred

Compensation

Account

either

before

the

first

day

of

employment

or

no
later than 30 days after t

he first day of employment.

Other than with regard to the

timing
of the initial distribution election (as set

forth in the preceding sentence), other provisions
of

Section

5

of

the

Plan

shall

apply

to

the

Deferred

Compensation

Account,

including
default provisions in

the event that a

properly completed initial

distribution election form
is

not

received

within

the

time

set

forth

in

the

preceding

sentence.

For

purposes

of
Section

5(b)(ii)

of

the

Plan,

the

amount

set

forth

in

the

applicable

resolution

shall

be
considered to be a deferred portion of an Incentive Compensation Plan award.

Exhibit 10.19.2

2.

The

resolution

granting

participation

to

the

Select

New

Hire

will

also

set

the
vesting schedule for the

Deferred Compensation Account provided

pursuant to paragraph
1 of this Appendix.
3.

All other provisions of the Plan will

apply to the Deferred Compensation

Account
and the Select New Hire as a Participant in the Plan.
4.

Nothing

in

this

Appendix

is

intended

to

affect

the

other

operations

of

the

Plan,
such as

Salary reductions

and deferrals

or Incentive

Compensation Plan

deferrals.

If the
Select New

Hire is,

under the

provisions of

the Plan,

otherwise eligible

to, participate

in
the Plan, the Select New Hire may do so in accordance with those provisions.

Exhibit 10.19.2

SCHEDULE A
TO TITLE II OF THE
KEY EMPLOYEE DEFERRED COMPENSATION PLAN OF
CONOCOPHILLIPS

For Schedule A Employees, as defined in Title II of the Key Employee Deferred
Compensation Plan of ConocoPhillips, the following table shows the Employee Number,
Name of the Employee, and whether the Employee revoked salary deferral or Incentive
Compensation Plan Award

deferral or both with regard to deferrals made in 2005:

Employee
Number Employee
Revoke
Salary
Deferral
Revoke Incentive
Compensation Plan
Deferral
012851 Farace, Sam A. Yes Yes
031006 Readal, Thomas C. Yes Yes
123415 Harpole, Kenneth J. Yes Yes
276875 Flesher, Robert G. Yes Yes
374304 Haynes, Thomas E. No Yes
494503 Halter, Donald J. No Yes
812045 Smith, Robert L. Yes Yes
867263 Fuhr, Kris J. No Yes
872498 Thompson, David A. Yes Yes